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                                                                 EXHIBIT 10.13.2

                                  AMENDMENT TO
                          SALES / MANAGEMENT AGREEMENTS

         THIS AMENDMENT, made by and between VENTURE SALES & ENGINEERING CORPORATION (the "Representative") and VENTURE INDUSTRIES CORPORATION, VEMCO, INC. and VENTURE HOLDINGS CORPORATION (the "Companies"), amends all existing sales representation and management agreements (the "Agreements") between the Representative and the Companies, to be effective the first day of October, 2000.

         Whereas, the parties have had a mutually beneficial long-term business relationship and wish to continue that relationship in periods of business downturns, which may sometimes make it difficult for the Companies to pay to Representative the full amount of the compensation which would otherwise be owed by the Companies to Representative;

         Now Therefore, the parties agree as follows:

         1. Representative and the Companies agree that, from time to time, the Representative and one or more of the Companies may agree to irrevocably reduce any commission and/or management fee which would otherwise be owed by one or more of the Companies to Representative for as stated period of time. Such a reduction shall be on the terms and conditions stated in a written notice from the Representative to the Companies, which shall include the amount of the reduction, effective date and the duration of the reduction.

         2. All other provisions of the Agreements shall remain in full force and effect.


IN WITNESS WHEREOF, the parties hereto have made this Amendment effective on the date set forth above.


VENTURE SALES & ENGINEERING CORPORATION


BY:      /s/ Larry J. Winget
   ----------------------------------------
ITS:  President

VENTURE INDUSTRIES CORPORATION


BY:      /s/ James E. Butler
   ----------------------------------------
ITS:     Executive Vice President

VEMCO, INC.                                VENTURE HOLDINGS CORPORATION


BY:      /s/ James E. Butler                   BY:   /s/ James E. Butler
   ----------------------------------------        -----------------------------
ITS:     Executive Vice President              ITS:  Executive Vice President